UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2011

comScore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-1158172	54-1955550

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2004 Stock Plan
     As described in Item 5.07, on July 26, 2011, at the 2011 annual meeting of stockholders of comScore, Inc. (the “Company”), the Company’s stockholders ratified amendments to the comScore, Inc. 2007 Equity Incentive Plan (the “2007 Plan”) primarily to, among other things, allow the Company to qualify awards granted thereunder as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code. The amendments were previously approved by the Company’s board of directors subject to the ratification of the Company’s stockholders at the 2011 annual meeting of stockholders.
     A summary of the 2007 Plan as well as a discussion of the changes implemented by the amendments ratified by the Company’s stockholders is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on June 10, 2011. The description of the 2007 Plan, as amended and restated, is qualified in its entirety by reference to the full text of the Amended and Restated 2007 Equity Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
     The annual meeting of stockholders of the Company was held on July 26, 2011. The following matters were voted upon:
1. Three Class I directors were elected to serve a three-year term expiring at the 2014 annual meeting of stockholders or until their successors have been elected and qualified. The three nominees receiving the largest number of affirmative votes cast representing shares of the Company’s common stock present and entitled to vote at the annual meeting were elected as Class I directors, by the following vote:

	For	Withheld	Broker Non-Votes
Magid M. Abraham.	24,870,658	321,987	1,905,530
William Katz	24,017,890	1,174,755	1,905,530
Jarl Mohn	24,016,481	1,176,164	1,905,530
2. The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was ratified by the following vote:

	For	Against	Abstain
Ratification of the appointment of Ernst & Young LLP	26,923,773	171,806	2,596
3. The advisory vote as to the compensation awarded to the Company’s named executive officers in 2010 was approved, on an advisory basis, by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval as to the compensation awarded to named executive officers in 2010	20,115,091	5,053,786	23,768	1,905,530

4. The advisory vote as to the frequency of future stockholder advisory votes regarding compensation awarded to the Company’s named executive officers received the following vote:

	Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
Approval as to the frequency of stockholder advisory votes on compensation awarded to named executive officers	21,509,824	60,787	3,598,311	23,723	1,905,530
5. The amendment and restatement of the 2007 Plan primarily to, among other things, allow the Company to qualify awards granted thereunder as “performance-based” within the meaning of Section 162(m) of the Internal Revenue Code was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Approval of the amendment and restatement of the 2007 Plan	23,022,145	2,156,718	13,782	1,905,530

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated 2007 Equity Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.
By:	/s/ Christiana L. Lin
Christiana L. Lin
Executive Vice President, General Counsel, Chief Privacy Officer and Corporate Secretary
Date: July 27, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated 2007 Equity Incentive Plan